Summary of Significant Accounting Policies (Policies)	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Accounting Policies [Abstract]
Basis of Presentation
(a)	Basis of Presentation
The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Our prospectus dated June 10, 2021 (the “prospectus”), as filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2021, includes a discussion of the significant accounting policies used in the preparation of our consolidated financial statements. There were no material changes to our significant accounting policies during the six months ended June 30, 2021.
These unaudited condensed consolidated financial statements and accompanying notes have been prepared in accordance with US GAAP for interim financial information and with the instructions to Form
10-Q
and Article 10 of Regulation
S-X.
Accordingly, they do not include all of the information and notes required by US GAAP for complete financial statements and should be read in conjunction with the Company’s audited consolidated financial statements and notes thereto for the year ended December 31, 2020 included in our prospectus. In the opinion of the Company, the accompanying unaudited condensed consolidated financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of its financial position as of June 30, 2021 and its results of operations, comprehensive (loss) income and shareholders’ equity for the six months ended June 30, 2021 and 2020, and cash flows for the six months ended June 30, 2021 and 2020. The condensed consolidated balance sheet at December 31, 2020, was derived from audited annual financial statements but does not contain all of the footnote disclosures from the annual financial statements.
The accompanying financial statements and related notes to the financial statements give retroactive effect to the stock split for all periods presented. See Note 11, “ Shareholders’ Equity” for additional information.

(a)	Basis of Presentation
The accounting and reporting policies of the Company are in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Forward Stock Split
On June 10, 2021, the Company amended and restated its certificate of incorporation to effect a ten-for one forward stock split of its outstanding common stock. All authorized, issued and outstanding shares of common stock have been adjusted in these consolidated financial statements, on a retrospective basis, to reflect the forward stock split for all periods presented. The par value of the common stock was not adjusted as a result of the forward stock split.

Use of Estimates
(b)	Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the determination of useful lives and impairment of fixed assets; allowances for doubtful accounts and other receivables; the valuation of deferred tax assets; valuation of forward contracts receivable; valuation of equity based compensation; valuation and impairment of intangibles and goodwill and reserves for income tax uncertainties and other contingencies. As of June 30, 2021, the impact of the novel coronavirus
(“COVID-19”)
pandemic, including as a result of new strains and variants of the virus, continues to unfold. As a result, many of our estimates and assumptions required increased judgement and carry a higher degree of variability and volatility. We continue to closely monitor the outbreak and the impact on our operations and liquidity. As events continue to evolve and additional information becomes available, our estimates may change materially in the future.

(b)	Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the determination of useful lives and impairment of fixed assets; allowances for doubtful accounts and other receivables; the valuation of deferred tax assets; valuation of forward contracts receivable; valuation of equity based compensation; valuation and impairment of intangibles and goodwill and reserves for income tax uncertainties and other contingencies.

Principles of consolidation
(c)	Principles of consolidation
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. The Company has no involvement with variable interest entities.

(c)	Principles of consolidation
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation. The Company has no involvement with variable interest entities.
The Company’s wholly owned subsidiaries include TU Midco, Inc. (“Midco”), TU Bidco, Inc. (“Bidco”), TaskUs Holdings, Inc., LizardBear Tasking, Inc., ROHQ (Philippines) (ROHQ), Ridiculously Good Outsourcing Inc. (TaskUs Canada), TaskUs USA, LLC (TaskUs San Antonio), TaskUs, S.A. de C.V. (TaskUs Mexico), TaskUs Limited (TaskUs United Kingdom), TaskUs Holdings, Inc. Taiwan Branch (TaskUs Taiwan), TaskUs India Private Limited (TaskUs India) TaskUs Greece Single Member Private Company, TaskUs Ireland Private Limited (TaskUs Ireland) and TaskUs Colombia SAS (TaskUs Colombia).

Segments

(d)	Segments
Operating segments are components of a company for which separate financial information is available that is evaluated regularly by the chief operating decision-maker (“CODM”) in deciding on how to allocate resources and in assessing performance. The Company’s CODM is the chief executive officer (“CEO”). The CEO reviews financial information presented on an entity level basis for purposes of making operating decisions and assessing financial performance. Therefore, the Company has determined that it operates in a single operating and reportable segment.

Concentration Risk
(d)	Concentration Risk
Most of the Company’s customers are located in the United States. Customers outside of the United States are concentrated in Europe and Canada.
For the six months ended June 30, 2021 and 2020, the following customers represented greater than 10% of the Company’s service revenue:

	Service revenue percentage
	Six months ended June 30,
Customer	2021	2020
A	28%	32%
B	12%	14%
As of June 30, 2021 and December 31, 2020, the following customers represented greater than 10% of the Company’s accounts receivable:

	Accounts receivable percentage
Customer	June 30, 2021	December 31, 2020
A	14%	22%
B	16%	16%
The Company’s principal operations, including the majority of its employees and the fixed assets owned by its wholly owned subsidiaries, are located in the Philippines.

(e)	Concentration Risk
Most of the Company’s customers are located in the United States. Customers outside of the United States are concentrated in Europe, Canada, and Australia.
For the years ended December 31, 2020 and 2019, the following customers represented greater than 10% of the Company’s service revenue or accounts receivable:

	Service revenue percentage
Customer	Year ended December 31, 2020	Year ended December 31, 2019
A	32%	35%
B	12%	11%
C	Less than 10%	Less than 10%

	Accounts receivable percentage
Customer	Year ended December 31, 2020	Year ended December 31, 2019
A	22%	15%
B	16%	12%
C	Less than 10%	10%
The Company’s principal operations, including the majority of its employees and the fixed assets owned by its wholly owned subsidiaries, are located in the Philippines.

Translation of Non-U.S. Currency Amounts

(f)	Translation of Non-U.S. Currency Amounts
We are subject to foreign currency exposure due to our principal operations being located in the Philippines and operations in various other international locations. Assets and liabilities of
non-U.S.
subsidiaries whose functional currency is not the U.S. dollar are translated into U.S. dollars at fiscal year-end
exchange rates. Revenue and expense items are translated at weighted average foreign currency exchange rates prevailing during the fiscal year. Translation adjustments are included in other comprehensive income. Realized and unrealized gains and losses arising from foreign currency transactions are recognized in other income. For the years ended December 31, 2020 and 2019, realized and unrealized foreign currency losses were $3.5 million and $1.5 million, respectively.

Accounts Receivable
(g)	Accounts Receivable
Accounts receivable are recorded as revenue is recognized in accordance with our revenue recognition policy and bear interest. Most of our clients pay timely, which results in minimal interest. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts monthly.
Past-due
balances over 90 days and over a specified amount are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Write-offs for the years ended December 31, 2020 and 2019 were $0.1 million and $0.2 million, respectively.

Debt Financing Fees
(h)	Debt Financing Fees
Debt financing fees include costs incurred in connection with obtaining debt financing and are amortized using the straight-line method over the term of the related credit agreement. Straight line amortization approximates amortization under the effective interest method. The amortization is included in financing expenses in the consolidated statements of income. On the consolidated balance sheets, the debt financing fees related to the undrawn delayed draw loan and revolver loan are included in other noncurrent assets and the debt financing fees related to the term loan are classified as a discount against the associated debt.
As of December 31, 2020, amortization of debt financing fees for the next five fiscal years is expected to be as follows:

(in thousands)
2021	$457
2022	457
2023	457
2024	343
2025	—

Total	$1,714

Derivative Instruments and Hedging Activities
(i)	Derivative Instruments and Hedging Activities
Accounting Standards Codification (“ASC”) Topic 815,
Derivatives and Hedging
, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. It requires the recognition of all derivative instruments as assets or liabilities on the Company’s consolidated balance sheets and measurement of those instruments at fair value. The accounting treatment of changes in fair value is dependent upon whether or not a derivative instrument is designated as a hedge and if so, the type of hedge. Gains and losses on derivative instruments not designated as hedges are included in earnings. The resulting cash flows are reported as cash from operating activities. During the periods presented, the Company entered into nondeliverable foreign currency forward contract arrangements with two commercial banks which were not designated as a hedge.

Revenue Recognition
(j)	Revenue Recognition
The Company recognizes revenue from our services in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 606,
Revenue from Contracts with Customers
(“ASC 606”). Under ASC 606, the Company recognizes revenues for services for which control has transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those services. To determine revenue recognition for arrangements that are determined to be within the scope of ASC 606, the Company performs the following five steps: (i) identify the contract(s) with the customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies its performance obligations.
The Company accounts for a contract with a customer when the contract is legally enforceable and when collectability is probable. The Company has executed contracts with customers which detail, among others, the contract terms, obligations and rights of both parties and payment terms. Certain of the Company’s contracts include termination clauses, which the Company evaluates when determining the contract term over which the parties have enforceable rights and obligations. A performance obligation is the unit of account under ASC 606 and represents the distinct services that are promised to the customer. Performance obligations are identified when the contract is created and based on agreed terms and business practices. The transaction price reflects the amount the Company expects to receive in exchange for services to the customer. The expected dollar amount is allocated to each performance obligation based on the standalone selling price agreed with the customer. The Company determines the standalone selling price based on the overall pricing objectives, taking into consideration market conditions, cost of performance obligations, and other factors including geographic locations. The Company’s performance obligations are related to providing services to its customers and its customers simultaneously receive and consume the benefits of those services. Therefore, revenue is recognized over time as performance obligations are satisfied.
Certain of the Company’s contracts include assurance warranty clauses which guarantee that the services provided satisfy certain performance indicators. The assurance warranty does not create a performance obligation. The Company records a liability at the time payment under such assurance warranty clauses is both probable and reasonably estimable. Payments under assurance warranty clauses were immaterial for the years ended December 31, 2020 and 2019.
Differences in timing between the delivery of services, billings, and receipt of payment from customers can result in the recognition of certain contract assets and contract liabilities. Revenue recognized in excess of billings is recorded as accrued revenue, and is reported under accounts receivable, net of allowance for doubtful accounts on the consolidated balance sheet. Billings in excess of revenue recognized is recorded as deferred revenue until revenue recognition criteria are met. Client prepayments (even if nonrefundable) are recorded as deferred revenue on the consolidated balance sheet and recognized over future periods as services are delivered or performed.
ASC
340-40,
Other Assets and Deferred Costs—Contracts with customers
(“ASC 340”), provides guidance for incremental costs of obtaining a contract with a customer or costs incurred in fulfilling a contract with a customer. Incremental costs to obtain a contract with a customer are required to be capitalized if an entity expects to recover those costs. Signing commissions that are paid to sales employees are considered incremental costs of obtaining a contract with a customer. These commissions are deferred and then amortized on a straight-line basis over the contract period, which is typically one year. Amortization expense is included in selling, general and administrative expense on the consolidated statements of income. The Company determines the period of benefit by taking into consideration our customer contracts, our technology, and other factors. Commissions paid to non-sales
staff are also required to be capitalized if directly attributable to, and incremental from, obtaining a contract.

Advertising Expense

(k)	Advertising Expense
Advertising costs are expensed as incurred and are included in selling, general, and administrative expense in the accompanying consolidated statements of income. Advertising expense for the years ended December 31, 2020 and 2019 was $1.3 million and $0.9 million, respectively.

Property and Equipment, net
(5) Property and Equipment, net
The components of Property and equipment, net at June 30, 2021 and December 31, 2020 were as follows:

	June 30, 2021	December 31, 2020
(in thousands)
Leasehold improvements	$30,972	$31,654
Technology and computers	62,678	47,572
Furniture and fixtures	4,023	4,203
Construction in process	8,724	5,194
Other property and equipment	6,309	5,995

Property and equipment, gross	112,706	94,618

Accumulated depreciation	(49,646)	(37,661)

Property and equipment, net	$63,060	$56,957

The Company’s principal operations are in the Philippines where the majority of property and equipment resides under its wholly owned subsidiaries. The table below presents the Company’s total property and equipment by the geographic location as of June 30, 2021 and December 31, 2020:

	June 30, 2021	December 31, 2020
(in thousands)
Philippines	$39,825	$37,823
United States	10,019	8,983
Rest of World	13,216	10,151

Total Property and equipment, net	$63,060	$56,957

(l)	Property and Equipment
Property and equipment are stated at cost less accumulated depreciation and amortization and any impairment in value. The cost of an asset comprises its purchase price and directly attributable costs of bringing the asset to working condition for its intended use. Expenditures for additions, major improvements, and renewals are capitalized, while expenditures for repairs and maintenance are charged to expense as incurred. Depreciation is computed on the straight-line basis over the estimated useful life of the Company’s assets, generally three to five years or, for leasehold improvements, over five years or the term of the lease, whichever is shorter. Construction in process represents property under construction and is stated at cost. This includes costs of construction and other direct costs. The account is not depreciated until such time that the assets are completed and available for use. The Company capitalizes certain costs incurred related to the implementation of cloud computing services which are amortized over the term of the arrangement. Fully depreciated assets are retained in the accounts until they are no longer in use and no further depreciation is recognized in profit or loss. An item of property and equipment, including the related accumulated depreciation and amortization and any impairment losses, is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in profit or loss in the period the item is derecognized.
During the year ended December 31, 2020, management conducted a review of the Company’s assets due to the shift in its operating model in response to the COVID-19 pandemic. As a result of this review, the Company extended the useful lives of leasehold improvements from three years to the shorter of five years or lease term, considering the Company’s future use of the underlying real estate to which the leasehold improvements relate. The impact of this change in estimate for the year ended December 31, 2020 was a net increase of $2.5 million and $1.9 million in operating income and net income, respectively, and a net increase of $0.21 per share in earnings per share on a basic and diluted basis.
Long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.
Long-lived
assets are grouped for recognition and measurement of impairment at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value.
Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. During the years ended December 31, 2020 and 2019, no impairment charges were recorded.

Intangibles

(m)	Intangibles
Intangible assets consist of finite-lived intangible assets acquired through the Company’s historical business combination. Such amounts are initially recorded at fair value and subsequently amortized over their useful lives using the straight-line method, which reflects the pattern of benefit, and assumes no residual value.
Finite-lived intangibles are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Finite-lived intangibles are grouped for recognition and measurement of impairment at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets. If circumstances require an asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset group to its carrying amount. If the carrying amount of the asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. During the years ended December 31, 2020 and 2019, no impairment charges were recorded.

Goodwill
(n)	Goodwill
Goodwill is the amount by which the cost of the acquired net assets in a business combination exceeds the fair value of the identifiable net assets on the date of purchase. Goodwill is not amortized.
The Company reviews goodwill for impairment annually, or more frequently when events or circumstances indicate goodwill may be impaired. Effective in 2020, the Company changed its annual goodwill impairment testing date from December 31 to October 1 to better align the testing date with its financial planning process. This change does not accelerate, delay, avoid or cause an impairment charge, nor does this change result in adjustments to previously issued financial statements. We initially assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more-likely-than-not
that the estimated fair value of a reporting unit is less than its carrying amount. If determined that it is more-likely-than-not
the estimated fair value of a reporting unit is less than its carrying amount, a quantitative assessment is performed, whereby the fair value of reporting units is estimated using a combination of the income approach, using a discounted cash flow methodology, and a market approach. The determination of discounted cash flows is based on the Company’s strategic plans and market conditions. If the fair value of the reporting unit exceeds its carrying amount, goodwill is not considered to be impaired. If the carrying amount of the reporting unit exceeds its fair value, an impairment charge is recorded in an amount equal to that excess, but not more than the carrying value of goodwill. Under FASB Topic ASC 350
Intangibles—Goodwill and Other
, entities have an unconditional option to bypass the qualitative assessment described in the preceding sentences for any reporting unit in any period and proceed directly to performing the quantitative goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period.

Other Assets
(o)	Other Assets
Other current assets and other noncurrent assets consist primarily of refundable security deposits and input value added tax.
Share-based Compensation

(p)	Share-based Compensation
The Company accounts for its stock-based awards in accordance with provisions of ASC 718,
Compensation - Stock Compensation
(“ASC 718”). For equity awards, total compensation cost is based on the grant date fair value. For liability awards, total compensation cost is based on the fair value of the award on the date the award is granted and is remeasured at each reporting date until settlement.
Awards to employees have been granted with service, performance and market conditions that affect vesting. For unvested awards with performance vesting features, the Company assesses the probability of attaining the performance trigger at each reporting period. Awards that are deemed probable of attainment are recognized in expense over the requisite service period of the grant using a graded vesting model. The Company accounts for forfeitures as they occur.

Employee Benefits

(q)	Employee Benefits
Retirement benefit reserves represent the cumulative amount of remeasurement of the defined benefit liability arising from actuarial gains and losses due to experience and demographic assumptions.
The Company also sponsors a 401(k) retirement plan in the US whereby contributions made by eligible employees to the 401(k) are matched by the Company up to 4.0% of compensation. Employer 401(k) expense is the amount of matching contributions and is recognized in expense. Expense recognized for the years ended December 31, 2020 and 2019 was $0.9 million and $0.6 million, respectively. There are no unfunded amounts recorded on the balance sheet.

Commitments and Contingencies
(r)	Commitments and Contingencies
Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Earnings per share

(s)	Earnings per share
The computation of basic net income per share of common stock (“EPS”) is based on the weighted average number of shares that were outstanding during the period, including shares of common stock that are issuable at the end of the reporting period. The computation of diluted EPS is based on the number of basic weighted-average shares outstanding plus the number of common shares that would be issued assuming the exercise of all potentially dilutive common stock equivalents. The Company did not have any potentially dilutive common stock equivalents for the years ended December 31, 2020 and 2019, therefore diluted EPS is equal to basic EPS for such periods.

Income Taxes

(t)	Income Taxes
Current tax liabilities and assets are recognized for the estimated taxes payable or refundable, respectively, on the tax returns for the current year. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The carrying value of the Company’s net deferred tax assets is based on whether it is more likely than not that the Company will generate sufficient future taxable income to realize the deferred tax assets. A valuation allowance is established for deferred tax assets, which the Company does not believe meet the “more likely than not” threshold. The Company’s judgments regarding future taxable income may change over time due to changes in market conditions, changes in tax laws, tax planning strategies, or other factors. If the Company’s assumptions and, consequently, its estimates, change in the future, the valuation allowance may materially increase or decrease, resulting in a decrease or increase, respectively, in income tax benefit and the related impact on the Company’s reported net income.
The Company utilizes a
two-step
approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining whether the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50 percent likely of being realized and effectively settled. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments, and that may not accurately forecast actual outcomes. The Company recognizes interest and penalties accrued related to unrecognized tax benefits as additional income taxes.

Recent Accounting Pronouncements
(e)	Recent Accounting Pronouncements
The Company currently qualifies as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Accordingly, the Company is provided the option to adopt new or revised accounting guidance either (i) within the same periods as those otherwise applicable to non-emerging
growth companies or (ii) within the same time periods as private companies. The Company has elected to adopt new or revised accounting guidance within the same time period as private companies.
Recently adopted accounting pronouncements
In December 2019, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”)
2019-12,
Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU
2019-12”).
ASU
2019-12
was issued as a means to reduce the complexity of accounting for income taxes for those entities that fall within the scope of the accounting standard. The guidance is to be applied using a prospective method, excluding amendments related to franchise taxes, which should be applied on either a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year of adoption. ASU
2019-12
is effective for fiscal years beginning after December 15, 2020, with early adoption permitted. The Company adopted this standard in the first quarter of 2021; the adoption did not have a material impact on its consolidated financial statements.
Recently issued accounting pronouncements
In February 2016, the FASB issued ASU
2016-02,
Leases (Topic 842), which supersedes FASB Accounting Standards Codification (ASC), Leases (Topic 840). The standard is intended to increase the transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheets and disclosing key information about leasing arrangements. In June 2020, the FASB postponed the effective date for ASC 842 for private companies. This ASU will be effective for the Company beginning in fiscal year 2022, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU
2016-02
on the Company’s consolidated financial statements.
In June 2016, the FASB issued ASU
2016-13,
Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The revised standard relates to measurement of credit losses on financial instruments, and requires financial assets measured at amortized cost to be presented at the net amount expected to be collected. The guidance replaces the incurred loss model with an expected loss model referred to as current expected credit loss (CECL). The CECL model requires us to measure lifetime expected credit losses for financial instruments held at the reporting date using historical experience, current conditions and reasonable supportable forecasts. The guidance expands the disclosure requirements regarding an entity’s assumptions, models, and methods for estimating credit losses and requires new disclosures of the amortized cost balance for each class of financial asset by credit quality indicator, disaggregated by the year of origination. This ASU will be effective for the Company beginning in fiscal year 2023 with early adoption is permitted. The Company is currently evaluating the impact of adopting ASU
2016-13
on the Company’s consolidated financial statements.

(u)	Recent Accounting Pronouncements
The Company currently qualifies as an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Accordingly, the Company is provided the option to adopt new or revised accounting guidance either (i) within the same periods as those otherwise applicable to non-emerging
growth companies or (ii) within the same time periods as private companies. The Company has elected to adopt new or revised accounting guidance within the same time period as private companies.
Recently adopted accounting pronouncements
In May 2014, the FASB issued Accounting Standards Update (“ASU”)
2014-09,
Revenue from Contracts with Customers (Topic 606). The revised standard requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. An entity should also disclose sufficient quantitative and qualitative information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard as of January 1, 2019 using the modified retrospective method under which the cumulative effect of initially applying the new guidance to open contracts as of December 31, 2018 is recognized as an adjustment to the opening balance of retained earnings as of January 1, 2019. In assessing the impact of the new standard to its financial statements, the Company analyzed revenue streams for all open contracts with customers, including by reviewing contracts and current accounting policies and practices to identify differences that would result from applying the requirements under the new standard. Based on the Company’s analysis of open contracts as of December 31, 2018, the adoption of this guidance did not have a material impact on the Company’s financial statements, including its opening balance sheet at the date of initial application, as the timing of revenue recognition under the new standard is not materially different from the Company’s previous revenue recognition policy.
In August 2016, the FASB issued ASU
2016-15,
Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. This ASU addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice. This ASU is effective for fiscal years beginning after December 15, 2018, and interim periods within those years, with early adoption permitted. The Company adopted the standard on January 1, 2019 and the change did not have a material impact on the Company’s financial statements.
In January 2017, the FASB issued ASU
2017-04,
Intangibles-Goodwill and Other (Topic 350), which modifies the concept of impairment from the condition that exists when the carrying amount of goodwill exceeds its implied fair value to the condition that exists when the carrying amount of a reporting unit exceeds its fair value. In order to reduce complexity, an entity no longer will determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. ASU
2017-04
is effective for fiscal years beginning after December 15, 2021, with early adoption permitted. The Company adopted the standard on January 1, 2019, and it did not have a material impact on the Company’s financial statements.
Recently issued accounting pronouncements
In February 2016, the FASB issued ASU
2016-02,
Leases (Topic 842), which supersedes FASB Accounting Standards Codification (ASC), Leases (Topic 840). The standard is intended to increase the transparency and comparability among organizations by recognizing lease assets and lease liabilities on the balance sheets and disclosing key information about leasing arrangements. In June 2020, the FASB postponed the effective date for ASC 842 for private companies. This ASU will be effective for the Company beginning in fiscal year 2022, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU
2016-02
on the Company’s consolidated financial statements.
In June 2016, the FASB issued ASU
2016-13,
Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The revised standard relates to measurement of credit losses on financial instruments, and requires financial assets measured at amortized cost to be presented at the net amount expected to be collected. The guidance replaces the incurred loss model with an expected loss model referred to as current expected credit loss (CECL). The CECL model requires us to measure lifetime expected credit losses for financial instruments held at the reporting date using historical experience, current conditions and reasonable supportable forecasts. The guidance expands the disclosure requirements regarding an entity’s assumptions, models, and methods for estimating credit losses and requires new disclosures of the amortized cost balance for each class of financial asset by credit quality indicator, disaggregated by the year of origination. This ASU will be effective for the Company beginning in fiscal year 2023 with early adoption is permitted. The Company is currently evaluating the impact of adopting ASU
2016-13
on the Company’s consolidated financial statements.
In December 2019, the FASB issued ASU
2019-12,
Income Taxes (Topic 740). The revised standard simplifies the accounting for income taxes by removing certain exceptions to the general principles in Topic 740. ASU
2019-12
also improves consistent application of and simplifies other areas of Topic 740 by clarifying and amending existing guidance. The ASU will be effective for the Company beginning in fiscal year 2022. The Company is currently evaluating the impact of adopting ASU
2019-12
on the Company’s consolidated financial statements.

Revision of financial statements
(w)	Revision of financial statements
The Company determined that it had improperly classified the cash outflows related to purchases of property and equipment for the years ended December 31, 2020 and 2019. The improper classification of cash outflows related to purchases of property and equipment resulted in an understatement of net cash flows provided by operating activities and an understatement of net cash flows used in investing activities for the year ended December 31, 2020. The improper classification of cash outflows related to purchases of property and equipment resulted in an overstatement of net cash flows provided by operating activities and an overstatement of net cash flows used in investing activities for the year ended December 31, 2019. In addition, the Company adjusted the presentation of unrealized foreign exchange gains and losses on forward contracts on the statement of cash flows for the years ended December 31, 2020 and 2019, which had an impact on changes in other receivables, prepaid expenses, and other current assets but no impact to net cash flows provided by operating activities.
The Company assessed the materiality of the misstatement resulting from the improper classification of cash outflows related to purchase of property and equipment in accordance with Staff Accounting Bulletin (“SAB”) 99,
Materiality
, and SAB 108,
Considering the Effects of Prior Year Misstatements when
Quantifying Misstatements in Current Year Financial Statements,
and concluded that the error was not qualitatively material to the prior consolidated financial statements. However, the Company revised its financial statements to correct the error.
The error had no impact on the Consolidated Statement of Income and Consolidated Balance Sheets for the years ended December 31, 2020 and 2019.
The impact of these adjustments on the respective line items within the Company’s Consolidated Statement of Cash Flows for the year ended December 31, 2020 and 2019 is as follows:

	Year ended December 31, 2020			Year ended December 31, 2019
(in thousands)	Previously Reported	Adjustments	As Revised	Previously Reported	Adjustments	As Revised
Cash flows from operating activities:
Adjustments to reconcile net income to net cash provided by operating activities:
Unrealized foreign exchange losses (gains) for forward contracts	$—	$84	$84	$—	$(1,069)	$(1,069)
Changes in operating assets and liabilities:
Other receivables, prepaid expenses, and other current assets	(3,684)	(84)	(3,768)	(4,771)	1,069	(3,702)
Accounts payable and accrued liabilities	5,468	8,067	13,535	(645)	(1,415)	2,060

Net cash provided by operating activities	50,806	8,067	58,873	45,204	(1,415)	43,789

Cash flows from investing activities:
Purchase of property and equipment	(20,816)	(8,067)	(28,883)	(21,460)	1,415	(20,045)

Net cash used in investing activities	$(20,816)	$(8,067)	$(28,883)	$(21,460)	$1,415	$(20,045)

Forward Contract Receivable
(4) Forward Contract Receivable
The Company transacts business in various foreign currencies and has international sales and expenses denominated in foreign currencies, subjecting the Company to foreign currency exchange rate risk. During 2021 and 2020, the Company entered into foreign currency exchange rate forward contracts, with a commercial bank as the counterparty, with maturities of generally 12 months or less, to reduce the volatility of cash flows primarily related to forecasted costs denominated in Philippine pesos. In addition, the Company utilizes foreign currency exchange rate contracts to mitigate foreign currency exchange rate risk associated with foreign currency-denominated assets and liabilities, primarily intercompany balances. The Company does not use foreign currency exchange rate contracts for trading purposes. The exchange rate forward contracts entered into by the Company are not designated as hedging instruments. Any gains or losses resulting from changes in the fair value of these contracts are recognized in other (income) expense in the consolidated statements of operations.
For the six months ended June 30, 2021 and 2020 the Company settled forward contracts with total notional amounts of approximately $45.6 million, and $36.0 million, respectively. For the six months ended June 30, 2021 and 2020, realized gains of approximately $1.4 million and $1.6 million, respectively, resulting from the settlement of forward contracts were included within other (income) expense.
As of June 30, 2021 and December 31, 2020, the Company had outstanding forward contracts with notional amounts of approximately $116.6 million and $109.2 million, respectively. The forward contract receivable resulting from change in fair value was recorded under other current assets. For the six months ended
June 30, 2021 and 2020, the unrealized losses on the forward contracts of $1.7 million and $0.2 million, respectively, were included within other (income) expense.
By entering into derivative contracts, the Company is exposed to counterparty credit risk, or the failure of the counterparty to perform under the terms of the derivative contract. For the periods presented, the non-performance
risk of the Company and the counterparties did not have a material impact on the fair value of the derivative instruments.
The Company has implemented the fair value accounting standard for those assets that are re-measured
and reported at fair value at each reporting period. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value based on inputs used, and requires additional disclosures about fair value measurements. This standard applies to fair value measurements already required or permitted by existing standards.
In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset and include situations where there is little, if any, market activity for the asset.
The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at June 30, 2021 and December 31, 2020 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value.

	Fair value measurements using
	June 30, 2021	Level 1 inputs	Level 2 inputs	Level 3 inputs
(in thousands)
Forward contract receivable	$50	$—	$50	$—

	Fair value measurements using
	December 31, 2020	Level 1 inputs	Level 2 inputs	Level 3 inputs
(in thousands)
Forward contract receivable	$1,780	$—	$1,780	$—
The Company’s derivatives are carried at fair value using various pricing models that incorporate observable market inputs, such as interest rate yield curves and currency rates, which are Level 2 inputs. Derivative valuations incorporate credit risk adjustments that are necessary to reflect the probability of default by the counterparty or by the Company.